EXHIBIT 99.1



EAST MIDLANDS ELECTRICITY PLC


Report and Financial Statements

31 March 1996


Deloitte & Touche
Hill House
1 Little New Street
London EC4A 3TR

                                                   EAST MIDLANDS ELECTRICITY PLC





TABLE OF CONTENTS

                                                                            Page




Directors' statement of responsibilities                                       3



Auditors' report                                                               4



Consolidated profit and loss account                                           5



Consolidated balance sheet                                                     8



Statement of total group recognised gains and losses                           9



Consolidated cash flow statement                                              11



Notes to the accounts                                                         13

                                                 EAST MIDLANDS ELECTRICITY PLC





DIRECTORS' STATEMENT OF RESPONSIBILITIES

The directors are required to present for each accounting period financial statements which comply with the provisions of the Companies Act 1985 and give a true and fair view of the state of affairs of the group and the company as at the end of the accounting period and of the profit or loss for that period. In preparing the financial statements the directors are required to select suitable accounting policies, supported by reasonable and prudent judgements and estimates and to ensure that these are consistently applied and that applicable accounting standards have been followed.

The directors are required to prepare the financial statements on the going concern basis unless it is inappropriate to presume that the group will continue in business. The directors are also responsible for the group's system of internal financial control, maintaining adequate accounting records and for safeguarding the assets of the group and for taking reasonable steps to prevent and detect fraud and other irregularities.

The directors confirm their compliance with these requirements.

    AUDITORS' REPORT


    To the Directors of
    East Midlands Electricity plc


    We have audited the accompanying consolidated balance sheets of East Midlands Electricity plc and subsidiaries as at 31 March 1996 and 1995 and the related consolidated profit and loss accounts, statements of total group recognised gains and losses, reconciliation of movements in equity shareholders' funds, and consolidated cash flow statements for the years ended 31 March 1996, 1995 and 1994, all expressed in pounds sterling, which have been prepared under the historical cost convention, as modified by the revaluation of certain fixed assets, and the accounting principles set out in the notes to the consolidated financial statements.

    Respective responsibilities of directors and auditors

    As described on page 3, these financial statements are the responsibility of the company's directors. It is our responsibility to form an independent opinion, based on our audits, on these financial statements and to report our opinion to you.

    Basis of opinion

    We conducted our audit in accordance with generally accepted auditing standards in the United Kingdom. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether caused by fraud or other irregularity or error. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. An audit also includes an assessment of the significant estimates made by the directors and of whether the accounting policies are appropriate to the company's and the groups' circumstances, consistently applied and adequately disclosed, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    Opinion

    In our opinion, the consolidated financial statements referred to above, present fairly, in all material respects, the financial position of East Midlands Electricity plc and subsidiaries as at 31 March 1996 and 1995 and the results of their operations and their cash flows for the three years ended 31 March 1996 in conformity with generally accepted accounting principles in the United Kingdom (which differ in certain material respects from accounting principles generally accepted in the United States of America - see note 31).



    Deloitte & Touche
    Chartered Accountants
    Hill House
    1 Little New Street
    London EC4A 3TR
    United Kingdom

    12 March 1997

                                                  EAST MIDLANDS ELECTRICITY PLC




CONSOLIDATED PROFIT AND LOSS ACCOUNT
Year ended 31 March


                                                                     1996                           1995          1994
                                                  -----------------------------------------
                                           Note                           NGG     Excluding
                                                       Total         (Note 6)           NGG
                                                    (pound)m         (pound)m      (pound)m     (pound)m      (pound)m
TURNOVER
Continuing operations                         2      1,176.0          (105.3)      1,281.3       1,308.1       1,340.5
Discontinued operations                                 18.5               -          18.5          60.9         104.0
                                                  ----------      -----------   ----------    ----------   -----------
Total turnover                                       1,194.5          (105.3)      1,299.8       1,369.0       1,444.5
                                                  ==========      ===========   ==========    ==========   ===========

OPERATING PROFIT:
Continuing operations excluding
  exceptional core business
  restructuring costs                         2        105.8          (102.2)        208.0         204.9         192.6

Exceptional core business
  restructuring costs                         5        (21.2)             -         (21.2)            -             -
                                                  ----------      -----------   ----------    ----------   -----------
Continuing operations                         4         84.6          (102.2)        186.8         204.9         192.6

Discontinued operations                                  1.1             -             1.1          (5.5)         (9.8)
Utilisation of fundamental
  restructuring provisions                    5          0.7             -             0.7           8.5           -
                                                  ----------      -----------   ----------    ----------   -----------
Discontinued operations                       4          1.8             -             1.8           3.0          (9.8)
                                                  ----------      -----------   ----------    ----------   -----------
Total operating profit/(loss)                           86.4          (102.2)        188.6         207.9         182.8

EXCEPTIONAL ITEMS                             5
Losses incurred in connection with
  discontinued operations                               (4.0)            -            (4.0)         (4.6)           -

Utilisation of fundamental
  restructuring provisons                                4.0             -             4.0           4.6           -
                                                  ----------      -----------   ----------    ----------      ---------
                                                           -             -             -             -             -
Provision in respect of continuing
  operations                                               -             -             -             -           (57.4)

Provision in respect of
  discontinued operations                                  -             -             -           (12.0)        (72.1)
Release of fundamental
  restructuring provision                               11.4             -            11.4          12.4           -
Surplus on disposal of
  discontinued operations                               20.0             -            20.0           -             -
                                                  ----------      -----------   ----------    ----------      ---------
Total exceptional items                                 31.4             -            31.4           0.4        (129.5)

Share of profits (losses) of
  associated undertakings                                                -             2.6          (0.9)         (2.2)
                                                  ----------
                                                         2.6

                                                  EAST MIDLANDS ELECTRICITY PLC

CONSOLIDATED PROFIT AND LOSS ACCOUNT
Year ended 31 March

                                                                   1996                             1995          1994
                                                  -----------------------------------------
                                           Note        Total           NGG     Excluding
                                                                  (Note 6)           NGG
                                                    (pound)m       (pound)m      (pound)m       (pound)m      (pound)m
Dividends from The National Grid
  Group plc (NGG)                                      175.5           175.5           -            17.0          15.8
Other income from fixed asset
  investments                                            1.5             -             1.5           -             -
                                                  ----------      -----------   ----------    ----------      ---------
PROFIT ON ORDINARY ACTIVITIES
  BEFORE INTEREST AND TAXATION                7        297.4            73.3         224.1         224.4          66.9

Net interest payable                         10        (9.9)             -            (9.9)        (10.4)        (15.7)
                                                  ----------      ----------    ----------    ----------    ----------

PROFIT ON ORDINARY ACTIVITIES
  BEFORE TAXATION                                      287.5            73.3         214.2         214.0          51.2

Tax on profit on ordinary
  activities                                 11       (49.8)            14.0         (63.8)        (49.3)        (23.5)
                                                  ----------      ----------    ----------    ----------    ----------

PROFIT FOR THE FINANCIAL YEAR                          237.7            87.3         150.4         164.7          27.7

DIVIDENDS                                    12
Ordinary dividends                                    (62.3)             -           (62.3)        (56.0)        (49.7)
Special dividend                                     (238.6)             -          (238.6)       (186.5)          -
Distribution of NGG shares                           (292.5)          (292.5)          -             -             -
                                                  ----------      ----------    ----------    ----------    ----------
Total dividends                                      (593.4)          (292.5)       (300.9)       (242.5)        (49.7)
                                                  ----------      ----------    ----------    ----------    ----------
TRANSFERRED FROM
 RESERVES                                    24      (355.7)          (205.2)       (150.5)        (77.8)        (22.0)
                                                  ==========      ==========    ==========    ==========    ==========



                                                  EAST MIDLANDS ELECTRICITY PLC


CONSOLIDATED PROFIT AND LOSS ACCOUNT
Year ended 31 March


EARNINGS PER SHARE                           13   Pence per      Pence per     Pence per     Pence per     Pence per
                                                      share          share         share         share         share


Earnings per share before
  exceptional items                                     78.7             -            78.7          71.8          58.0
Earnings per share relating to NGG
  after tax                                             45.0            45.0           -             6.5           5.7
Other exceptional items, after tax                      12.3             -            12.3           0.2         (51.0)
                                                      ------          ------        ------        ------        ------
Earnings per share - nil basis                         136.0            45.0          91.0          78.5          12.7
Advance corporation tax written off          11        (13.4)            -           (13.4)          -             -
                                                      ------          ------        ------        ------        ------

Earnings per share - net basis                         122.6            45.0          77.6          78.5          12.7
                                                      ======          ======        ======        ======        ======

                                                                             7

                                                 EAST MIDLANDS ELECTRICITY PLC




CONSOLIDATED BALANCE SHEET
As at 31 March



                                                       Note                         1996          1995
                                                                                (pound)m      (pound)m
FIXED ASSETS
Intangible assets                                        14                        765.7         745.1
Investments                                              15                         18.2          78.7
                                                                                --------      --------
                                                                                   783.9         823.8
                                                                                ========      ========
CURRENT ASSETS
Stocks                                                   16                          7.6           9.2
Debtors  - due within one year                           17                        127.5         208.2
         - due after more than one year                                             18.8           7.6
Current asset investments                                18                        109.2          39.0
Cash at bank and in hand                                                             8.2           6.7
                                                                                --------      --------
                                                                                   271.3         270.7
CREDITORS: amounts falling due
  within one year                                        19                       (346.8)       (310.5)
                                                                                --------      --------
NET CURRENT (LIABILITIES) ASSETS                                                   (75.5)        (39.8)
                                                                                --------      --------
TOTAL ASSETS LESS CURRENT LIABILITIES
                                                                                   708.4         784.0
CREDITORS: amounts falling due after
  more than one year                                     20                       (253.0)       (154.8)
Provisions for liabilities and charges                   22                        (64.0)        (56.7)
                                                                                --------      --------
NET ASSETS                                                                         391.4         572.5
                                                                                ========      ========
CAPITAL AND RESERVES
Called up share capital                                  23                        112.7         109.8
Share premium account                                    24                         11.0           3.1
Capital redemption reserve                               24                          0.1           0.1
Revaluation reserve                                      24                          -            65.5
Profit and loss account                                  24                        267.6         394.0
                                                                                --------      --------
EQUITY SHAREHOLDERS' FUNDS                                                         391.4         572.5
                                                                                ========      ========


                                                  EAST MIDLANDS ELECTRICITY PLC




STATEMENT OF TOTAL GROUP RECOGNISED GAINS AND LOSSES
Year ended 31 March



                                                                 1996                            1995           1994

                                                -----------------------------------------
                                                                     NGG     Excluding
                                                      Total     (Note 6)           NGG
                                                   (pound)m     (pound)m      (pound)m       (pound)m       (pound)m

Profit for the financial year                         237.7            87.3        150.4         164.7          27.7
Surplus on revaluation of investment in NGG           212.9           212.9          -             -             -
Capital gains tax                                     (49.1)          (49.1)         -             -             -
                                                     ------          ------       ------        ------        ------
Total recognised gains and losses                     401.5           251.1        150.4         164.7          27.7
                                                     ======          ======       ======        ======        ======

The investment in NGG was revalued as at 1 October 1995 and the surplus arising was subsequently realised on the distribution and listing of NGG in December 1995.





NOTES OF HISTORICAL COST PROFITS AND LOSSES
Year ended 31 March

                                                                 1996                           1995          1994
                                                -----------------------------------------
                                                                        NGG    Excluding
                                                      Total         (Note 6)         NGG
                                                   (pound)m        (pound)m     (pound)m      (pound)m     (pound)m
Reported profit on ordinary activities before
  taxation                                            287.5            73.3        214.2         214.0         51.2
Gain realised on disposal of shares in NGG            278.1           278.1          -             -            -
                                                   --------        --------     --------       -------      -------
Historical cost profit on ordinary activities
  before taxation                                     565.6           351.4        214.2         214.0         51.2
                                                   ========        ========     ========       ========     =======

Historical cost (loss) profit for the year
  transferred (from) to reserves after
  taxation and dividends                             (126.7)           23.8       (150.5)        (77.8)       (22.0)
                                                 ===========       ========     ========       ========     =======



                                                  EAST MIDLANDS ELECTRICITY PLC




RECONCILIATION OF MOVEMENTS IN EQUITY SHAREHOLDERS' FUNDS
Year ended 31 March



                                                                 1996                             1995          1994
                                                -----------------------------------------
                                                                        NGG     Excluding
                                                      Total        (Note 6)           NGG
                                                   (pound)m        (pound)m      (pound)m     (pound)m      (pound)m

Profit for the financial year                          237.7          87.3        150.4         164.7          27.7
Ordinary dividends                                     (62.3)           -          (62.3)        (56.0)        (49.7)
Special dividend                                      (238.6)           -         (238.6)       (186.5)          -
Distribution of NGG shares                            (292.5)        (292.5)         -             -             -
                                                    ---------     ----------    ---------     ---------     ---------
                                                      (355.7)        (205.2)      (150.5)        (77.8)        (22.0)
Surplus on revaluation of investment in NGG            212.9          212.9          -             -             -
Capital gains tax                                      (49.1)         (49.1)         -             -             -
Proceeds from shares issued during the year             10.8            -           10.8           1.5           2.3
Acquisition of fractional share entitlements              -             -            -            (0.5)          -
Goodwill transferred to profit and loss account           -             -            -             -            31.5
                                                    ---------     ----------    ---------     ---------     --------
Net reduction in equity shareholders' funds           (181.1)         (41.4)      (139.7)        (76.8)         11.8
Equity shareholders' funds at 1 April                   572.5     ==========    =========        649.3         637.5
                                                    ---------                                 ---------     --------
Equity shareholders' funds at 31 March                  391.4                                    572.5         649.3
                                                    =========                                 =========     ========

Equity shareholders' funds comprise called up share capital and reserves.

                                                                             10

                                                   EAST MIDLANDS ELECTRICITY PLC




CONSOLIDATED CASH FLOW STATEMENT
Year ended 31 March


                                                                    1996                             1995          1994
                                                   -----------------------------------------
                                            Note                          NGG     Excluding
                                                              Total   (Note 6)          NGG
                                                           (pound)m   (pound)m     (pound)m      (pound)m      (pound)m
Net cash inflow (outflow) from operating
  activities                                  26           185.7        (68.6)        254.3         207.5         353.8

Returns on investments and servicing of
  finance
Interest received                                           10.4          -            10.4           9.0          16.4
Interest paid                                              (19.7)         -           (19.7)        (20.6)        (31.9)
Dividends received from NGG                                113.7        113.7           -            13.2          11.1
Distribution from PSB Holding Limited                       48.0         48.0           -             -             -
Dividends and other income received from
  other fixed assets investments                             0.7          -             0.7           -             -
Special dividends paid                                    (239.7)         -          (239.7)       (185.4)          -
Other dividends paid                                       (58.3)         -           (58.3)        (51.2)        (44.7)
                                                          -------      ------       --------       -------       -------
Net cash (outflow) inflow from returns
  on investments and servicing of finance
                                                          (144.9)       161.7        (306.6)       (235.0)        (49.1)


Taxation
ACT on special dividends                                     -            -             -           (46.6)          -
ACT on distribution of NGG shares                          (53.4)       (53.4)          -             -             -
Other corporation tax paid                                  (0.2)         -            (0.2)        (29.6)        (30.0)
                                                          -------      -------      --------       -------       -------
Tax paid                                                   (53.6)       (53.4)         (0.2)        (76.2)        (30.0)

Investing activities
Purchase of tangible fixed assets                         (104.5)         -          (104.5)       (101.1)       (148.8)
Customers' contributions to tangible
  fixed assets                                              25.0          -            25.0          24.6          24.5

Sale of tangible fixed assets                                3.0          -             3.0           2.7           9.3
Purchase of shares in NGG                                  (14.4)       (14.4)          -             -             -
Investment in own shares                      23           (10.3)         -           (10.3)          -             -
Options exercised through ESOP                23             8.3          -             8.3           -             -
Disposal of business                          25            38.3          -            38.3           -             -
Net redemption (purchase) of other fixed
  asset investments                                          0.1          -             0.1           0.3         (22.6)
Purchase of current asset investments         27            (1.8)         -            (1.8)        (16.0)          -
                                                         --------     --------       -------      --------      --------
Net cash outflow from investing
  activities                                               (56.3)       (14.4)        (41.9)        (89.5)       (137.6)
                                                         --------     --------       -------      --------      --------

                                                                            11

                                                   EAST MIDLANDS ELECTRICITY PLC

CONSOLIDATED CASH FLOW STATEMENT
Year ended 31 March


                                                                    1996                              1995         1994
                                                   -----------------------------------------
                                            Note                          NGG      Excluding
                                                        Total        (Note 6)            NGG
                                                     (pound)m        (pound)m       (pound)m      (pound)m     (pound)m
Net cash (outflow) inflow before
  financing                                   28        (69.1)           25.3         (94.4)       (193.2)        137.1

Financing
Proceeds from shares issued during the
  year                                                   10.8             -            10.8           1.5           2.3
Acquisition of fractional share
  entitlements                                            -               -             -            (0.5)          -
Issue of Eurobonds                                      100.0             -           100.0           -             -
Repayment of Government debenture                         -               -             -           (47.0)        (50.0)
Net (outflow) inflow from bank and other
  loans                                                 (46.2)            -           (46.2)         66.5         (10.1)
                                                     ---------      ---------      ---------     ---------     ---------
Net cash inflow (outflow) from financing
                                                         64.6             -            64.6          20.5         (57.8)
                                                     ---------      ---------      ---------     ---------     ---------

(Decrease) increase in cash and cash
  equivalents                                 27        (4.5)            25.3         (29.8)       (172.7)         79.3
                                                     =========      =========      =========     =========     =========


                                                                            12

                                                 EAST MIDLANDS ELECTRICITY PLC


NOTES TO THE ACCOUNTS
Year ended 31 March 1996


1.     ACCOUNTING POLICIES

       These financial statements have been prepared in accordance with applicable accounting standards generally accepted in the United Kingdom (which differ in certain material respects from accounting principles generally accepted in the United States of America - see note 31). The particular accounting policies adopted are described below.

       Basis of preparation

       The financial statements have been prepared under the historical cost convention, as modified by the valuation of certain fixed assets. The consolidated financial statements incorporate the results of the company and all its subsidiary and associated undertakings.

       Accounting for acquisitions, disposals and goodwill

       The results of companies and businesses acquired are dealt with in the group accounts from the date of acquisition. Adjustments are made on acquisition to restate the reported net assets acquired to their fair value to the group. Purchased goodwill, being the excess of the acquisition cost over the fair value of the assets acquired, is written off to reserves at the time of acquisition. A business which is sold or closed is classified as discontinued if its sale or closure has a material effect on the nature and focus of the group's operations, represents a material reduction in the group's operating facilities, and is completed prior to the date of approval of the financial statements.

       Goodwill which has suffered a permanent diminution in value or which relates to a discontinued business is reinstated in the balance sheet from reserves and then written off through the profit and loss account.

       Turnover

       Electricity turnover represents the value of electricity supplied and charges for electricity distributed during the year, exclusive of value added tax, including estimates of the sales value of units supplied and charges for electricity distributed to consumers between the date of the last meter reading and the year end.

       Where there is an over recovery of distribution or supply business revenues against the regulated maximum allowable amount, revenues are deferred equivalent to the over recovered amount. The deferred amount is deducted from turnover and included in creditors within accruals and deferred income. Where there is an under recovery, no anticipation of any future recovery is made.

       Other turnover represents the sale value of contract work performed in the year, and the invoice value of other goods sold and services provided, exclusive of value added tax.

       Research and development

       Expenditure on research and development is written off to the profit and loss account in the year in which it is incurred.

       Contributions to pension funds

       Pension costs are calculated as a substantially level percentage of pensionable salary and are charged to the profit and loss account so as to spread the cost of pensions over employees' working lives with the group.

       Leases

       Rental costs under operating leases are charged to the profit and loss account in the period in which they are incurred.

                                                 EAST MIDLANDS ELECTRICITY PLC

NOTES TO THE ACCOUNTS
Year ended 31 March 1996

1.     ACCOUNTING POLICIES (continued)

       Tangible fixed assets

       Tangible fixed assets, other than investment properties, are stated at cost less depreciation and customers' contributions were applicable. Cost includes attributable labour and overheads. The charge for depreciation is calculated to write off these assets over their estimated useful lives. Provision is made for permanent diminution in value where such diminution occurs. The lives of each major class of depreciable asset are as follows:

       Distribution network assets                            - 40 years

       Depreciation is charged at 3% for 20 years, followed by 2% for the remaining 20 years. Customers' contributions are credited to the profit and loss account over a 40 year period at a rate of 3% for the first 20 years, followed by 2% for the remaining 20 years.

       Other assets

       Building      - freehold           - Up to 60 years
                     - leasehold          - Lower of lease period or 60 years.
       Plant, machinery, fixtures and
          equipment                       - Up to 10 years
       Vehicles and mobile plant          - Up to 10 years

       No depreciation is charged on land or assets in the course of construction.

       Investment properties

       In accordance with Statement of Standard Accounting Practice No. 19, investment properties are revalued annually and the aggregate surplus or deficit is transferred to revaluation reserve.

       The Companies Act requires all properties to be depreciated. However, this requirement conflicts with the generally accepted accounting principle set out in SSAP19. By the adoption of SSAP19 the investment properties have not been depreciated, but in the opinion of the directors this is not material to the financial statements and therefore does not have any effect on the true and fair view.

       Property clawback

       HM Government is entitled to a proportion of any gain realised by the company on certain property disposals made up to 31 March 2000. Full provision for clawback liabilities is made as soon as any disposal decision is taken.

       Investments

       In the consolidated accounts, shares in associated undertakings are accounted for using the equity method of accounting. The consolidated profit and loss account includes the group's share of the pre-tax results and attributable taxation of the associated undertakings. In the consolidated balance sheet, the shares in associated undertakings are shown at the group's share of their net assets, less provisions. Other fixed asset investments are stated at cost less provisions for permanent diminution in value. Current asset investments are stated at the lower of cost and net realisable value.

       Employee share ownership plan (ESOP)

       The consolidated accounts include the accounts of the East Midlands Electricity ESOP. Shares held by the ESOP are included in fixed asset investments at their issue price.

                                                 EAST MIDLANDS ELECTRICITY PLC

NOTES TO THE ACCOUNTS
Year ended 31 March 1996

1.     ACCOUNTING POLICIES (continued)

       Stocks

       Stocks are valued at the lower of cost and net realisable value. The valuation of work in progress is based on the cost of labour plus appropriate production overheads and the cost of materials.

       Deferred taxation

       Deferred taxation arises in respect of items where there is a timing difference between their treatment for accounting purposes and their treatment for taxation purposes. Provision for deferred taxation, using the liability method, is made to the extent that it is probable that the liability or asset will crystallise in the foreseeable future.

       Restructuring

       Provision is made when the group becomes demonstrably committed to a restructuring programme.

2.      SEGMENTAL ANALYSIS

                                                                                    1996          1995          1994
       Turnover                                                                 (pound)m      (pound)m      (pound)m

       Underlying supply                                                         1,166.8       1,180.0       1,244.4
       Exceptional items re NGG (note 6)                                          (105.3)          -             -

       Total electricity supply                                                  1,061.5       1,180.0       1,244.4
                                                                                ---------     --------      ---------
       Underlying distribution                                                     371.3         392.5         372.6
                                                                                ---------     --------      ---------
       EME Contracting                                                              34.9          34.5           -
       Sterling Gas Marketing                                                        8.6          10.4           -
       Other activities and internal charges                                      (300.3)       (309.3)       (276.5)
                                                                                ---------     --------      ---------
       Continuing operations                                                     1,176.0       1,308.1        1,340.5

       Discontinued operations                                                      18.5          60.9          104.0
                                                                                ---------     --------      ---------
       Turnover                                                                  1,194.5       1,369.0        1,444.5
                                                                                =========     ========      =========

                                                  EAST MIDLANDS ELECTRICITY PLC

NOTES TO THE ACCOUNTS
Year ended 31 March 1996


2.     SEGMENTAL ANALYSIS (continued)

                                                                                    1996          1995          1994
       Operating profit                                                         (pound)m      (pound)m      (pound)m

       Underlying supply                                                            28.5          25.1          26.3
       Exceptional items re NGG (note 6)                                           (95.7)          -             -
       Exceptional restructuring                                                    (3.5)          -             -
                                                                                ---------     --------      --------
       Total electricity supply                                                    (70.7)         25.1          26.3
                                                                                ---------     --------      --------
       Underlying distribution                                                     178.0         181.5         169.9
       Exceptional restructuring                                                   (17.7)          -             -
                                                                                ---------     --------      --------
       Total electricity distribution                                              160.3         181.5         169.9
                                                                                ---------     --------      --------
       EME Contracting                                                               0.1          (0.6)          -
       Sterling Gas Marketing                                                       (0.4)          -             -
       Exceptional items re NGG (note 6)                                            (6.5)          -             -
       Other activities and internal charges                                         1.8          (1.1)         (3.6)
                                                                                ---------     --------      --------
       Continuing operations                                                        84.6         204.9         192.6

       Discontinued operations                                                       1.1          (5.5)         (9.8)
       Utilisation of fundamental
         restructuring provisions (note 5)                                           0.7           8.5           -
                                                                               ---------       --------      --------
       Operating profit                                                             86.4         207.9         182.8
                                                                               =========       ========      ========


                                                  EAST MIDLANDS ELECTRICITY PLC

NOTES TO THE ACCOUNTS
Year ended 31 March 1996

2.     SEGMENTAL ANALYSIS (continued)


       Net assets                                                                   1996          1995          1994
                                                                                (pound)m      (pound)m      (pound)m
       Underlying supply                                                           (34.0)        (59.5)        (51.2)
       Exceptional items re NGG (note 6)                                           (31.3)          -             -
       Exceptional restructuring                                                    (3.5)          -             -
                                                                                ---------     ---------     ---------
       Total electricity supply                                                    (68.8)        (59.5)        (51.2)
                                                                                ---------     ---------     ---------
       Underlying distribution                                                     762.8         750.9         715.1
       Exceptional restructuring                                                   (17.7)          -             -
                                                                                ---------     ---------     ---------
       Total electricity distribution                                              745.1         750.9         715.1
                                                                                ---------     ---------     ---------
       EME Contracting                                                               1.6           1.8           0.2
       Sterling Gas Marketing                                                       (0.3)         (0.6)          0.6
       Exceptional items re NGG (note 6)                                            37.1           -             -
       Other activities and internal charges                                        30.3         (27.4)        (46.1)
       Non allocated net (liabilities) assets                                     (356.8)       (112.6)         18.8
                                                                                ---------     ---------     ---------
       Continuing operations                                                       388.2         552.6         637.4

       Discontinued operations                                                       3.2          19.9          11.9
                                                                                ---------     ---------     ---------
       NET ASSETS                                                                  391.4         572.5         649.3
                                                                                =========     =========     =========


       Non allocated net (liabilities) assets include items such as dividends, tax, fixed asset investments and financing which cannot be apportioned to separate segments.

                                                  EAST MIDLANDS ELECTRICITY PLC

NOTES TO THE ACCOUNTS
Year ended 31 March 1996

3.      REGULATORY ADJUSTMENT FACTORS

       The cumulative (over) under recoveries of maximum allowable regulated charges were:

                                                                                    1996          1995          1994
                                                                                (pound)m      (pound)m      (pound)m
       Distribution                                                                (13.5)          3.0          (3.5)
       Supply                                                                      (10.1)        (26.8)        (22.9)
                                                                                =========     =========     =========


4.      TRADING RESULTS

                                                                                            Continuing
                                                               --------------------------------------------------------
                                            Total         Dis-         Total           NGG          Core    Underlying
                                                       continued                   (Note 6)     Business
                                                                                                 Restruc
                                                                                                  turing
                                         (pound)m      (pound)m     (pound)m      (pound)m      (pound)m      (pound)m
       1996
       Turnover                           1,194.5          18.5      1,176.0        (105.3)          -         1,281.3
       Cost of sales                       (870.9)        (11.8)      (859.1)          9.6           -          (868.7)
                                         ---------     ---------    ---------     ---------     ---------     ---------
       Gross profit (loss)                  323.6           6.7        316.9         (95.7)          -           412.6
       Distribution costs                   (94.4)         (1.9)       (92.5)          -             -           (92.5)
       Administrative expenses             (143.5)         (3.7)      (139.8)         (6.5)        (21.2)       (112.1)
       Utilisation of fundamental
         restructuring                        0.7           0.7          -             -             -             -
                                         ---------     ---------    ---------     ---------     ---------     ---------
       Operating profit (loss)               86.4           1.8         84.6        (102.2)        (21.2)        208.0
                                         =========     =========    =========     =========     =========     =========
       1995
       Turnover                           1,369.0          60.9      1,308.1           -             -         1,308.1
       Cost of sales                       (917.9)        (44.1)      (873.8)          -             -          (873.8)
                                         ---------     ---------    ---------     ---------     ---------     ---------
       Gross profit/(loss)                  451.1          16.8        434.3           -             -           434.3
       Distribution costs                  (108.9)         (4.2)      (104.7)          -             -          (104.7)
       Administrative expenses             (142.8)        (18.1)      (124.7)          -             -          (124.7)
       Utilisation of fundamental
         restructuring provisions
         (note 5)                             8.5           8.5          -             -             -             -
                                         ---------     ---------    ---------     ---------     ---------     ---------
       Operating profit                     207.9           3.0        204.9           -             -           204.9
                                         =========     =========    =========     =========     =========     =========


                                                  EAST MIDLANDS ELECTRICITY PLC

NOTES TO THE ACCOUNTS
Year ended 31 March 1996

4.     TRADING RESULTS (continued)

                                                                                 Total      Discontinued    Continuing
                                                                               pound)m          (pound)m      (pound)m
       1994
       Turnover                                                                 1,444.5            104.0       1,340.5
       Cost of sales                                                           (1,046.1)           (86.6)       (959.5)
                                                                               ---------       ----------    ----------
       Gross profit                                                               398.4             17.4         381.0

       Distribution costs                                                        (108.4)            (7.8)       (100.6)
       Administrative expenses                                                   (107.2)           (19.4)        (87.8)
                                                                               ---------       ----------    ----------
       Operating profit (loss)                                                    182.8             (9.8)        192.6
                                                                               =========       ==========    ==========

       The comparative amounts have been reclassified to reflect discontinued operations and analysis of costs.

                                                  EAST MIDLANDS ELECTRICITY PLC

NOTES TO THE ACCOUNTS
Year ended 31 March 1996


5.     EXCEPTIONAL ITEMS

       Exceptional core business restructuring costs are in respect of the implementation of the restructuring announced in November 1995 and the changes required in anticipation of the extension of competition in 1998. Non operating exceptional costs all relate to discontinued activities and comprise.

       FUNDAMENTAL RESTRUCTURING CHARGES

                                                                                             1994
                                                                          ------------------------------------------
                                                                                  Cont-          Dis-
                                                        1996           1995      inuing     continued         Total
                                                    (pound)m       (pound)m    (pound)m      (pound)m      (pound)m
       Goodwill                                          -             -          (11.7)        (19.8)        (31.5)
       Provisions for future costs                       -            (5.2)       (25.0)        (24.5)        (49.5)
       Permanent diminution in value of
        assets                                           -            (6.8)       (20.7)        (27.8)        (48.5)
                                                    --------       --------    ---------    ----------     ---------
                                                         -           (12.0)       (57.4)        (72.1)       (129.5)
                                                    ========       ========    =========    ==========     =========

                                                                                   1996          1995          1994
                                                                               (pound)m      (pound)m      (pound)m
       Movements in fundamental restructuring
         provisions
       Operating losses charged                                                     0.7           8.5             -
       Utilisation of provisions in
         connection with discontinued                                               4.0           4.6             -
         activities
       Release of provisions no longer                                             11.4          12.4             -
         required
                                                                              ---------     ---------     ---------
       Total movement in fundamental
         restructuring provisions                                                  16.1          25.5             -
                                                                              =========     =========     =========


       The programme to dispose of non-core businesses was completed during the year with the sale of Ambassador Security Group plc on 30 June 1995 and of the trade and assets of Furse Specialist Contracting (formerly emco Furse) on 1 July 1995 and on 6 December 1995 of W J Furse & Co Limited. These businesses have all been classified as discontinued operations in these financial statements, in accordance with Financial Standard No 3, Reporting Financial Performance. Comparative amounts have been restated accordingly. Further details of the disposals are given in note 25.

       Group operating profit is stated after utilising provisions of (pound)0.4m in respect of operating losses of Ambassador Security Group plc and (pound)0.3m in respect of operating losses of discontinued emco divisions. The surpluses of (pound)8.0m on disposal of Ambassador Security Group plc and (pound)12.0m from W J Furse & Co Limited have been credited to the profit and loss account. In addition closure costs of (pound)4.0m incurred in the period in respect of discontinued operations have been charged directly to provisions.

       The taxation credit relating to the non-operating exceptional items amounts to (pound)8.7.

                                                  EAST MIDLANDS ELECTRICITY PLC

NOTES TO THE ACCOUNTS
Year ended 31 March 1996


6.     THE NATIONAL GRID GROUP PLC (NGG)

       At an Extraordinary General Meeting held on 8 December 1995 shareholders approved the distribution in specie of the company's interest in NGG, the holding company of The National Grid Plc, which owns and operates the high voltage electricity transmission system in England and Wales.

       The major transactions associated with the distribution are as follows:

       o Each East Midlands Electricity shareholder received 0.713 NGG shares for each East Midlands Electricity share they held on 8 December 1995, rounded down to the nearest whole number of shares.

       o East Midlands Electricity domestic customers received a one-off discount of (pound)54.60 (including VAT credit) during the early part of 1996.

       o The company received a number of one-off dividends from NGG as part of its capital reorganisation prior to flotation, including a specie dividend of approximately 8.3% of the shares of PSB Holding Limited, the holding company of First Hydro Limited, which owned and operated two pumped storage power stations in Wales.

       o The company received an interim dividend from NGG of (pound)7.3% (including associated tax credit).

       o Subsequent to the distribution, First Hydro Limited was sold by PSB Holding Limited and PSB Holding Limited entered into a members voluntary liquidation. An initial distribution of (pound)48.0m was paid by the liquidator on 4 March 1996 and a further (pound)3.2 is included in current asset investments.

                                                  EAST MIDLANDS ELECTRICITY PLC

NOTES TO THE ACCOUNTS
Year ended 31 March 1996

6.     THE NATIONAL GRID GROUP PLC (NGG) (continued)

       The financial effects of these changes on East Midlands Electricity are summarised below:


                                                                                          Statement
                                                                                                 of
                                                                           Profit and    recognised           Net
                                                                                 loss     gains and       reserve
                                                                              account        losses      movement
       1996                                                                  (pound)m      (pound)m      (pound)m

       Turnover rebate                                                         (105.3)
       Cost of sales adjustment due to effect
         of rebate on fossil fuel levy                                            9.6
                                                                              --------
                                                                                (95.7)
       Transaction costs                                                         (6.5)
                                                                              --------
       Net charge to operating results                                         (102.2)
                                                                              --------
       Dividends received from NGG:
           Specie dividend of shares in PSB Holding Limited                       51.2
           Interim dividend                                                        7.3
           Other dividends                                                       117.0
                                                                              --------
                                                                                 175.5
                                                                              --------
       Tax relief on operating items                                              33.7
       Tax credits on franked dividends received                                 (19.7)
                                                                              --------
                                                                                  14.0
                                                                              --------
       Profit for the financial year                                              87.3          87.3          87.3
       Revaluation of shareholding in NGG to flotation value                       -           212.9         212.9
       Capital gains tax, before offset of
         available capital losses                                                  -           (49.1)        (49.1)
       Distribution to shareholders                                             (292.5)          -          (292.5)
                                                                              --------      --------      --------
       Total                                                                    (205.2)        251.1         (41.4)
                                                                              ========      ========      ========

       Prior to the distribution, the company's shareholding in NGG comprised 141,473,684 ordinary shares of 10p each. This holding was revalued, as at 1 October 1995, at (pound)2.07 per share, being the share price on the opening day of trading, 11 December 1995. The distribution to shareholders comprised 141,316,883 shares in NGG and the remaining 156,801 shares were retained. A further 128,424 shares in NGG are held by the ESOP.

       Net cash receipts arising from transactions associated with NGG in the year comprised (pound)9.1m received in respect of the final dividend for 1995, and (pound)16.2m in respect of transactions associated with the distribution.

                                                  EAST MIDLANDS ELECTRICITY PLC

NOTES TO THE ACCOUNTS
Year ended 31 March 1996

7.      PROFIT ON ORDINARY ACTIVITIES BEFORE INTEREST AND TAXATION

                                                                                  1996          1995          1994
                                                                              (pound)m      (pound)m      (pound)m

       Profit on ordinary activities before
         interest and taxation is stated
         after charging (crediting)
       Exceptional core business
         restructuring costs                                                      21.2           -             -
       Items relating to the distribution of
         NGG shares (note 6)                                                     (73.3)          -             -
       Fundamental restructuring charges
         (note 5)                                                                  -            12.0         129.5
       Net release of fundamental
         restructuring provisions (note 5)                                       (11.4)        (12.4)          -
       Employee costs (note 8)                                                    89.6         110.4         132.0
       Depreciation                                                               44.8          47.5          42.6
       Operating lease rentals                                                     5.2           7.1           6.5
       Research and development                                                    0.5           1.1           1.3
       Auditors' remuneration                                                      0.1           0.1           0.2
       Fees paid to group auditors for other
         services                                                                  0.2           0.3           0.5
                                                                               =======       =======       =======

8.      EMPLOYEES

                                                                                  1996          1995          1994
                                                                              (pound)m      (pound)m      (pound)m
       Total employee costs during the year amounted to:
       Salaries                                                                  104.5         120.6         144.2
       Social security costs                                                       8.7          10.5          13.2
       Other pension costs                                                        10.8          12.6          13.8
                                                                               -------       -------       -------
                                                                                 124.0         143.7         171.2
       Less
       Capitalised within fixed assets                                           (33.4)        (30.0)        (37.0)
       Seconded to Homepower Retail Limited                                       (1.0)         (3.3)         (2.2)
                                                                               -------       -------       -------
       Charge to the profit and loss account                                      89.6         110.4         132.0
                                                                               =======       =======       =======

                                                                            23


                                                  EAST MIDLANDS ELECTRICITY PLC

NOTES TO THE ACCOUNTS
Year ended 31 March 1996



       The average number of employees during the year was :
       Industrial                                                                2,376         3,005         3,770
       Non-industrial                                                            2,723         3,453         4,144
                                                                              --------      --------      --------
                                                                                 5,099         6,458         7,914
       Less seconded to Homepower Retail Limited                                   (48)         (307)         (324)
                                                                              --------      --------      --------
                                                                                 5,051         6,151         7,590
                                                                              ========      ========      ========

9.      DIRECTORS

                                                                                  1996          1995          1994
                                                                              (pound)m      (pound)m      (pound)m
       Employee costs include the following
         amounts in respect of emoluments to
         directors
       Fees                                                                      200.9         167.0         157.6
       Additional remuneration                                                     -            61.8           -
       Basic salaries                                                            617.0         599.6         747.4
       Benefits in kind                                                           63.6          61.4          69.0
       Participation in performance related
         reward scheme                                                           370.2         349.1         139.7
       Pension contributions                                                      46.3          47.7          67.1
       Compensation for loss of office                                             -             -            99.3
                                                                              --------      --------      --------
                                                                               1,298.0       1,286.6       1,280.1
                                                                              ========      ========      ========


As a result of the distribution by the company to its shareholders of its investment in NGG (note 6), the directors received, in total, shares in NGG to the value of (pound)207,206. Total directors' emoluments were (pound)1,505,177 (1995: (pound)1,286,638 and 1994: (pound)1,280,100).

                                                  EAST MIDLANDS ELECTRICITY PLC

NOTES TO THE ACCOUNTS
Year ended 31 March 1996


9.     DIRECTORS (continued)



                                                                                              1996             1995
                                                                                             Total            Total
                                                                                            (pound)          (pound)
       Nigel Rudd                                                                           75,000           75,000
       Norman Askew                                                                        349,328          340,192
       Bob Davies                                                                          281,003          275,315
       Jim Keohane                                                                         208,013          203,594
       Keith Stanyard                                                                      209,063          205,230
       Chris Boon                                                                           38,022                -
       Nicholas Corah                                                                       73,931           99,630
       Sir Robert Gumm                                                                      11,491           26,208
       Alan Schroeder                                                                       26,120           26,137
       Gareth Cooper                                                                        26,000           15,167
       John Harris                                                                               -           20,165
                                                                                         ---------        ---------
                                                                                         1,297,971        1,286,638
                                                                                         =========        =========


       The above amounts were payable to the directors by the company. In addition as a result of the distribution by the company to its shareholders of its investment in NGG, on the exercise of options over shares in the company, shares in NGG to the value of(pound)147,626 were received by Norman Askew,(pound)54,628 by Jim Keohane and (pound)4,952 by Keith Stanyard. The chairman Nigel Rudd, received remuneration of(pound)75,000. In 1995 he received a total of(pound)75,000 of which(pound)68,750 was in respect of his service as chairman for the 11 month period following his appointment to that post on 1 May 1994. John Harris, who held the post in April 1994, received(pound)17,767. Norman Askew, who was the highest paid director in both years, received remuneration of(pound)342,254 (1995 (pound)332,512) together with NGG shares of(pound)147,626 (1995 Nil).

       The remuneration of other directors, excluding pension contributions falls into the following bandings;

                                                  EAST MIDLANDS ELECTRICITY PLC

NOTES TO THE ACCOUNTS
Year ended 31 March 1996

9.     DIRECTORS (continued)

                                                                                      1996           1995
                                                                                        No.            No.
       (pound)10,001   -(pound)15,000                                                    1              -
       (pound)15,001   -(pound)20,000                                                    -              1
       (pound)25,001   -(pound)30,000                                                    2              2
       (pound)35,001   -(pound)40,000                                                    1              -
       (pound)70,001   -(pound)75,000                                                    1              1
       (pound)95,001   -(pound)100,000                                                   -              1
       (pound)185,001  -(pound)190,000                                                   -              1
       (pound)190,001  -(pound)195,000                                                   -              1
       (pound)195,001  -(pound)200,000                                                   1              -
       (pound)245,001  -(pound)250,000                                                   1              -
       (pound)265,001  -(pound)270,000                                                   -              1
       (pound)270,001  -(pound)275,000                                                   1              -


       The interest of the directors in office at 31 March 1996 together with those of their families, in the share capital of East Midlands Electricity plc as at 31 March 1996, 1995 and 1994 are set out below. The number of ordinary shares includes those held in trust under the company's profit sharing scheme. The options to purchase fully paid ordinary shares were granted under the company's employee sharesave and executive share options schemes, which are described in note 23.


10.     NET INTEREST PAYABLE

                                                                                  1996          1995          1994
                                                                              (pound)m      (pound)m      (pound)m
       Interest payable and similar charges
       Bank loans, overdrafts and other loans wholly
         repayable within five years                                               1.4           2.6          13.7
       Other loans                                                                18.6          18.0          18.0
       Interest receivable and similar income                                    (10.1)        (10.2)        (16.0)
                                                                               -------       -------       -------
                                                                                   9.9          10.4          15.7
                                                                               =======       =======       =======

                                                                             26

                                               EAST MIDLANDS ELECTRICITY PLC

NOTES TO THE ACCOUNTS
Year ended 31 March 1996


11.     TAX ON PROFIT ON ORDINARY ACTIVITIES

                                                                1996                           1995          1994
                                               -----------------------------------------
                                                     Total              NGG     Excluding
                                                                   (Note 6)           NGG
                                                                   (pound)m      (pound)m      (pound)m    (pound)m
       The group taxation charge comprises:
       UK corporation tax at 33% (1995 and
         1994 - 33%)                                   52.3           15.4         36.9          52.9          50.5
       Tax credits on franked investment
         income                                        19.7           19.7          -             3.4           3.3
       Deferred taxation                                6.0            -            6.0          12.5         (22.5)
       Associated undertakings                          0.1            -            0.1           -             0.2
       Adjustment to taxation in respect of
         prior year profits                            (5.2)           -           (5.2)        (19.5)         (8.0)
       Advance corporation tax written off             26.0            -           26.0           -             -
                                                    ---------       -------       -------      --------     --------
       Total taxation charge for the year              98.9           35.1         63.8          49.3          23.5
                                                    =========       =======       =======      ========     ========

       Charged to:
       Profit and loss account                         49.8          (14.0)        63.8          49.3          23.5
       Statement of recognised gains and
         losses                                        49.1           49.1          -             -             -

                                                    ---------       -------       -------      --------      --------
       Total taxation charge for the year              98.9           35.1         63.8          49.3          23.5
                                                    =========       =======       =======      ========      ========


       The tax charge for the year includes the gain on the NGG distribution. It has been decreased principally by the tax effect of net timing differences for which no deferred tax has been recognised and the benefit of capital losses that have crystallised in the year.


       Advance corporation tax, in respect of the special dividend, has been written off to the extent that the directors do not anticipate its recovery against taxable profits prior to 31 March 1997.

                                               EAST MIDLANDS ELECTRICITY PLC

NOTES TO THE ACCOUNTS
Year ended 31 March 1996



12.     DIVIDENDS

                                                    1996           1995          1994
                                                  (pound)m       (pound)m      (pound)m

       Interim paid 9.2p (1995: 8.6p and
         1994: 68p) per share                         17.8          16.6          14.8
       Final proposed 22.4p (1995: 20.4p
         and 1994: 15.9p) per share                   44.5          39.4          34.9
       Special dividend 120.0p per share
         (1995: 85.0p per share)                     238.6         186.5           -
       Specie dividend of shares in NGG              292.5           -             -
                                                    --------     --------       -------
                                                     593.4         242.5          49.7
                                                    ========     ========       ======


       1996 interim, final proposed and special dividends, and 1995 interim and final proposed dividends are per 56 9/11p share. 1995 special dividend, and 1994 interim and final proposed dividends are per 50p share.


13.    EARNINGS PER SHARE

       The calculation of earnings per share, on the net basis, is based on earnings of (pound)237.7m (1995: (pound)164.7m and 1994: (pound)27.7m)
       and a weighted average of 193.9m (1995: 209.9m and 1994: 218.6m) ordinary shares in issue and ranking for dividend during the year. In calculating the weighted average number of ordinary shares in issue, shares held under the Employee Share Ownership Plan (ESOP) established on 4 July 1995 have been excluded as the rights to ordinary dividends on these shares have been waived by the ESOP Trustee.

       Earnings per share, on the nil basis, is calculated on earnings of (pound)263.7m. This excludes the advance corporation tax written off.

       Earnings per share before exceptional items is stated in order to indicate the effects, in the respective periods, of core business restructuring, transactions relating to NGG, and other exceptional items.

                                               EAST MIDLANDS ELECTRICITY PLC

NOTES TO THE ACCOUNTS
Year ended 31 March 1996


14.     TANGIBLE FIXED ASSETS

                                                                  Plant,
                                                              machinery,       Vehicles
                                                                fixtures            and            Less:
                                 Distribution     Land and          and          mobile       customers'
                                      network    buildings     equipment          plant    contributions      Total
                                     (pound)m     (pound)m      (pound)m       (pound)m         (pound)m   (pound)m

        Cost
        At 1 April 1995                 1,209.2        52.1         125.9          18.1           252.5    1,152.8
        Additions                          81.0         4.4          14.6           4.5            25.0       79.5
        Business disposals                  -          (3.1)        (48.4)         (0.5)            -        (52.0)
        Disposals                          (3.0)       (1.5)        (10.7)         (4.8)           (0.1)      19.9
                                   -------------      -------      -------        ------         -------   --------
        At 31 March 1996                1,287.2        51.9          81.4          17.3           277.4    1,160.4
                                   ============       =======      =======        =====          =======   ========
        Depreciation
        At 1 April 1995                   372.9        11.8          66.5           7.9            51.4      407.7
        Provision for the year             33.0         0.9          14.5           3.8             7.4       44.8
        Business disposals                  -          (0.3)        (37.8)         (0.4)            -        (38.5)
        Disposals                          (2.9)       (1.0)        (10.7)         (4.8)           (0.1)     (19.3)
                                   -------------      -------      -------        ------         -------   --------

        At 31 March 1996                  403.0        11.4          32.5           6.5            58.7      394.7
                                   ============       =======      =======        =====          =======   ========

        Net book value
        At 31 March 1996                  884.2        40.5          48.9          10.8           218.7      765.7
                                   ============       =======      =======        =====          =======   ========

        At 31 March 1995                  836.3        40.3          59.4          10.2           201.1      745.1
                                   ============       =======      =======        =====          =======   ========


       The net book value of land and buildings, which excludes those forming part of the distribution network, comprises:


                                                         1996          1995
                                                       (pound)m      (pound)m
        Freehold                                          40.2          39.2
        Short leasehold                                    0.3           0.9
        Long leasehold                                     -             0.2
                                                        -------       -------
                                                          40.5          40.3
                                                        =======       ========

                                               EAST MIDLANDS ELECTRICITY PLC

NOTES TO THE ACCOUNTS
Year ended 31 March 1996



14.    TANGIBLE FIXED ASSETS (continued)

       Tangible fixed assets include the following, which are not depreciated:


                                                                       1996         1995
                                                                     (pound)m    (pound)m
        Assets in the course of construction                           98.2        113.3
        Land                                                            8.5          8.5
        Investment properties                                           4.5          4.5
                                                                      =======      ========

15.     FIXED ASSET INVESTMENTS


                                                           1996         1995
                                                         (pound)m      (pound)m
        Interests in associated undertakings               15.4         13.0
        The National Grid Group plc                         0.6         65.5
        Investment in own shares                            2.0          -
        Other investments                                   0.2          0.2
                                                         -------       -------
                                                           18.2         78.7
                                                         =======       =======
                                                                       (pound)m
        Associated undertakings
        Cost
        At 1 April 1995                                                 23.1
        Additions                                                        0.4
        Disposals                                                       (0.5)
        Written off                                                    (15.5)
                                                                     ----------
        At 31 March 1996                                                 7.5
                                                                     ==========
        Provisions
        At 1 April 1995                                                (15.5)
        Written off                                                     15.5
                                                                     ---------
        At 31 March 1996                                                 -
                                                                     =========
        Share of profits of associates
        At 1 April 1995                                                  5.4
        Share of profits after taxation                                  2.5
                                                                    ----------
        At 31 March 1996                                                 7.9
                                                                    ==========
        Net book value
        At 31 March 1996                                                15.4
                                                                     =========
        At 31 March 1995                                                13.0
                                                                     =========

                                               EAST MIDLANDS ELECTRICITY PLC

NOTES TO THE ACCOUNTS
Year ended 31 March 1996

15.    FIXED ASSET INVESTMENTS (continued)

       Corby Power Limited

       The company holds 40% of the ordinary share capital of Corby Power Limited (CPL), which owns a 350MW gas fired power station which became operational in March 1994. The other shareholders in CPL are Electricity Supply Board International Consultants Limited, a subsidiary of Electricity Supply Board of Ireland (20%), and Hawker Siddeley Power (Corby) Limited, a subsidiary of BTR plc (40%).

       On 30 June 1995, CPL was served with a writ issued by Hawker Siddeley Power Engineering Limited (HSPE) claiming the sum of (pound)43.7m. The claim relates to the repayment of liquidated damages, cost increases, release of retentions and electricity sold during the commissioning phase of the Corby power station built under contract by HSPE. The directors have been informed by the directors of CPL that, having considered the claim and taken legal and technical advice, the directors of CPL believe that CPL has a good defence to the claim. Accordingly, no further provision has been made in its latest accounts, which relate to its financial year ended 30 September 1995. CPL has submitted a defence to the writ of the High Court and legal proceedings have commenced.

       The directors of East Midlands Electricity plc are of the opinion that the amount at which the investment in CPL is included in the group balance sheet is appropriate.

       At 31 March 1996 Corby Power Limited had non-recourse loan financing liabilities of (pound)171.4m (1995: (pound)177.7m). The company has entered into a contract for differences expiring on 1 October 2008 with Corby Power Limited, covering the purchase of generated electricity, transactions under which are reflected in these financial statements.

       The National Grid Group plc

                                                            (pound)m
        Cost or valuation
        At 1 April 1995                                      65.5
        Additions                                            14.4
        Revaluation                                         212.9
        Distribution to shareholders                       (292.5)
        Specie dividends received on own
          shares held by ESOP                                 0.3
                                                           -------
        At 31 March 1996                                      0.6
                                                           =======

        Investment in own shares
                                                          (pound)m
        At option strike prices (note 23)
        At 1 April 1995                                       -
        Issued to ESOP Trustee                               10.3
        Options exercised through ESOP                       (8.3)
                                                          ---------
        At 31 March 1996                                      2.0
                                                          =========

       The investment in the company's own shares at 31 March 1996 comprised 459,249 ordinary shares at a nominal value of(pound)260,937.

                                               EAST MIDLANDS ELECTRICITY PLC

NOTES TO THE ACCOUNTS
Year ended 31 March 1996


16.     STOCKS

                                                            1996         1995
                                                           (pound)m    (pound)m
        Raw materials and consumables                        3.4          4.1
        Work in progress                                     4.2          3.8
        Finished goods and goods held for resale             -            1.3
                                                           -------    --------
                                                             7.6          9.2
                                                           =======    ========

17.     DEBTORS


                                                          1996          1995
                                                        (pound)m      (pound)m
        Amounts falling due within  one year
        Trade debtors                                      103.6        172.5
        Amounts owed by associated undertakings              0.5          4.0
        Other debtors                                       18.5         11.5
        Prepayments and accrued income                       0.4          1.1
        Deferred tax asset (note 22)                         4.0         10.0
        Dividends receivable                                 0.5          9.1
                                                          --------    ---------
                                                           127.5        208.2
                                                          ========    =========
        Amounts falling due after more than one
          year
        Advance corporation tax recoverable                 16.8          7.6
        Other debtors                                        2.0          -
                                                           -------     --------
                                                            18.8          7.6
                                                           -------     --------
                                                           146.3        215.8
                                                           =======     ========


18.     CURRENT ASSET INVESTMENTS

                                                         1996           1995
                                                       (pound)m       (pound)m
        Unlisted
        Investment in PSB Holding Limited (note 6)           3.2          -
        Money market deposits                               93.6         23.0
        Listed
        Bonds and certificates of deposit                   12.4         16.0
                                                          --------      -------
                                                           109.2         39.0
                                                         =========      =======

       The market value of the listed investments at 31 March 1996 and 31 March 1995 did not differ significantly from the amounts at which they are stated above.

                                               EAST MIDLANDS ELECTRICITY PLC

NOTES TO THE ACCOUNTS
Year ended 31 March 1996



19. CREDITORS:  AMOUNTS FALLING DUE WITHIN ONE YEAR


                                                            1996          1995
                                                          (pound)m      (pound)m
        Bank loans and overdrafts                            76.9          6.2
        Other loans                                          22.0         67.4
        Payments received on account                          1.8          2.9
        Trade creditors                                     101.7        113.4
        Other creditors                                       3.6          3.0
        Corporation tax                                      42.2         13.6
        Other taxation and social security                    3.7          4.9
        Accruals and deferred income                         50.2         57.3
        Dividends payable                                     0.3          2.4
        Proposed dividends                                   44.4         39.4
                                                           -------      -------
                                                            346.8        310.5
                                                           =======      =======


20.  CREDITORS:  AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR


                                              1996         1995
                                           (pound)m     (pound)m
        Eurobonds 2016                       150.0        150.0
        Eurobonds 2006                       100.0          -
        Bank loans                             -            0.2
        Other loans                            -            0.1
        Accruals and deferred income           3.0          4.5
                                           -------       -------
                                             253.0        154.8
                                           =======       =======

                                               EAST MIDLANDS ELECTRICITY PLC

NOTES TO THE ACCOUNTS
Year ended 31 March 1996


21.     BORROWINGS


                                                  1996          1995
                                                 (pound)m      (pound)m
        Eurobonds 2016                             150.0        150.0
        Eurobonds 2006                             100.0          -
        Bank loans                                   -            0.7
        Other loans                                 22.0         67.5
        Accruals and deferred income                76.9          5.7
                                                  ------      -------
                                                   348.9        223.9
                                                  ======      =======
        Analysis of repayments
        Within one year
          Cash equivalents                          76.9          5.7
          Other                                     22.0         67.9
        Between one and two years                    -            0.3
        Over five years                            250.0        150.0
                                                   -----        -----
                                                   348.9        223.9
                                                   =====        =====

       Eurobonds 2006

       On 20 March 1996, the company issued (pound)100m of unsecured 8.375% bonds, which are repayable at par on 20 March 2006 unless previously redeemed, at the company's option, at a market linked premium to issue price. The net proceeds of the issue were received on 20 March 1996 and have been used for corporate purposes.

       Eurobonds 2016

       The 12% Eurobonds, which are unsecured, were issued on 13 March 1991. They are repayable at par on 25 March 2016, unless previously redeemed, at the company's option, at a market linked premium to issue price.

                                                   1996         1995
                                                 (pound)m     (pound)m
        Net borrowings
        Borrowings                                 348.9        223.9
        Money market investments and deposits     (106.0)       (39.0)
        Cash at bank and in hand                    (8.2)        (6.7)
                                                 -------       ------
                                                   234.7        178.2
                                                 =======       ======

                                               EAST MIDLANDS ELECTRICITY PLC

NOTES TO THE ACCOUNTS
Year ended 31 March 1996


22.     PROVISIONS FOR LIABILITIES AND CHARGES


                                                                                 Restructuring     Other        Total
                                                                                    (pound)m     (pound)m     (pound)m
        At 1 April 1995                                                               37.6        19.1          56.7
        Applied during the year                                                       (7.2)       (3.8)        (11.0)
        Released to profit and loss account                                          (11.7)        -           (11.7)
        Charged to profit and loss account                                            27.0         3.0          30.0
                                                                                   --------     --------      --------
        At 31 March 1996                                                              45.7        18.3          64.0
                                                                                   ========     ========      ========


                                                            1996                                   1995
                                                 ------------------------------         ------------------------------
                                                         Full                                   Full
                                                    potential      Liability               potential      Liability
                                                    liability        (asset)               liability        (asset)
                                                      (asset)     recognised                 (asset)     recognised
                                                     (pound)m      (pound)m                (pound)m       (pound)m
        Accelerated capital allowances              187.6            -                    184.9             -
        Capital gains deferred by roll-over
          relief                                      3.8            1.0                    -               -
        Other timing differences                    (24.0)          (5.0)                 (18.4)          (10.0)
        ACT available for future offset             (26.0)           -                      -               -
                                                  --------        -------               -------          -------
                                                    141.4           (4.0)                 166.5           (10.0)
                                                  ========        =======               =======          =======

       Deferred taxation has been calculated at the corporation tax rate of 33% (1995: 33%).



23.     CALLED UP SHARE CAPITAL

                                                                 1996           1995           1996            1995
                                                               Number         Number
        Ordinary shares of 56 9/11 p each                       000's          000's        (pound)m       (pound)m

        Authorised                                             264,000       264,000           150.0          150.0

                                                                                              Number
                                                                                               000's         (pound)m

        Allotted and fully paid
        At 31 March 1995                                                                     193,281          109.8
        Options exercised                                                                        212            0.1
        Issued to ESOP Trustee                                                                 4,888            2.8
                                                                                            --------       ---------
        At 31 March 1996                                                                     198,381          112.7
                                                                                            ========       =========


                                               EAST MIDLANDS ELECTRICITY PLC

NOTES TO THE ACCOUNTS
Year ended 31 March 1996


23.    CALLED UP SHARE CAPITAL (continued)

       Share options

       212,229 ordinary shares were issued in the early part of the year in respect of share option entitlements exercised by present or former employees and executives or their beneficiaries under the terms of the company's share option schemes described below. On 4 July 1995, the company established an Employee Share Ownership Plan (ESOP) and entered into a loan arrangement under which the company lent (pound)10.3m to the ESOP Trustee for the purchase of 4,888,011 of the company's ordinary shares, equivalent to the number of options then outstanding, at the relevant option prices. These shares were to be made available to option holders, on the exercise of valid option rights, according to the terms of the relevant option schemes.

       The company received (pound)0.5m directly in respect of the ordinary share options and (pound)10.3m in respect of the shares issued to the ESOP Trustee. (pound)8.3m was received by the ESOP Trustee in respect of options on 4,428,762 shares exercised under the ESOP arrangements, and applied to reduce the loan due to the company. At 31 March 1996 the ESOP Trustee held 459,249 shares and owed (pound)2.0m to the company.

       Under the terms of the ESOP Trust Deed, the ESOP Trustee is indemnified in respect of any costs, expenses, losses or other shortfalls in assets arising from the business of the trust.

       The particular schemes in operation are described below.

       (i)    Employee sharesave schemes

              Under the terms of the sharesave schemes certain employees, who have entered into an Inland Revenue approved Save As You Earn
              (SAYE) contract for a period of five years, are granted options to purchase ordinary shares in the company.

              At 31 March 1996 the number of outstanding options covered by the first sharesave scheme stood at 11,552 (1995: 4,421,990) with an option price of (pound)1.75. These options are normally exercisable until 31 August 1996.

              A second sharesave scheme was launched in March 1996 and 4,486,729 shares were granted under option on 4 April 1996 to 73% of the employees. The options are exercisable on 1 June 2001.

                                               EAST MIDLANDS ELECTRICITY PLC

NOTES TO THE ACCOUNTS
Year ended 31 March 1996


23.    CALLED UP SHARE CAPITAL (continued)

       (ii)   Executive share option scheme

              Under the terms of the executive share option scheme 19 directors and managers hold options to purchase ordinary shares of 56 9/11 each in the company. The options are exercisable not later than ten years and normally not earlier than three years from the date of grant. Details of the options are as follows:

                                                                                       Number of options
                                                                               ---------------------------------
                                        Exercise
               Date of grant               price     Exercised        Lapsed             1996           1995
               December 1991                303p        88,250             -           35,000        123,250
               June 1992                    358p        16,750             -                -         16,750
               December 1992                406p       178,500             -                -        178,500
               December 1992                410p             -             -           19,000         19,000
               December 1993                637p        32,250        14,250          215,750        262,250

24.     RESERVES


                                             Share        Capital                     Profit
                                           premium     redemption     Revaluation   and loss
                                           account        reserve         reserve    account        Total
                                          (pound)m       (pound)m        (pound)m   (pound)m     (pound)m
        At 1 April 1995                        3.1          0.1            65.5       394.0         462.7
        Premium on shares issued during
          the year                             7.9          -               -           -             7.9
        Revaluation of NGG                     -            -             212.9         -           212.9
        Capital gains tax                      -            -             (49.1)        -           (49.1)
        Transfer on distribution and
          listing of NGG                       -            -            (229.3)      229.3           -
        Retained loss for the financial
          year                                 -            -               -        (355.7)       (355.7)
                                          ---------      --------       ---------    ---------   -----------
        At 31 March 1996                      11.0          0.1             -         267.6         278.7
                                          =========      ========       =========    =========   ===========


       The profit for the year attributable to shareholders dealt with in the financial accounts of the company was (pound)225.1m (1995:
       (pound)160.1m and 1994: (pound)21.0m). As permitted by section 230 of the Companies Act 1985, the company has not presented its own profit and loss account.

       The amount of (pound)229.3m in revaluation reserve arising as explained in note 6, was realised on 11 December 1995 when the company's investment in NGG was distributed and the listing of NGG shares became effective, and transferred to realised reserves.

                                               EAST MIDLANDS ELECTRICITY PLC

NOTES TO THE ACCOUNTS
Year ended 31 March 1996


25.    DISPOSALS

       During the year the group sold Ambassador Security Group plc and the trade and assets of Furse Specialist Contracting and of W J Furse & Co Limited.


                                                            Ambassador           FSC           W J Furse      Total
                                                              (pound)m         (pound)m         (pound)m     (pound)m
        Net assets sold
        Tangible fixed assets                                    9.3              0.2             4.0         13.5
        Stocks                                                   0.5              0.3             2.1          2.9
        Debtors                                                  3.9              0.9             4.5          9.3
        Creditors                                               (5.7)            (0.5)           (2.4)        (8.6)
        Cash at bank and in hand                                 0.1              -               -            0.1
        Other loans                                              -                -              (0.2)        (0.2)
                                                            -----------         --------        --------     --------
        Net assets sold                                          8.1              0.9             8.0         17.0
                                                            ===========         ========        ========     ========
        Cash proceeds                                           17.0              0.5            20.7         38.2
        Costs associated with disposals                         (0.9)            (0.1)           (0.7)        (1.7)
        Release of fundamental
          restructuring provision                                -                0.5             -            0.5
                                                            -----------         --------        --------     --------

        Net proceeds                                            16.1              0.9            20.0         37.0
                                                            -----------         --------        --------     --------

        Surplus on disposals                                     8.0              -              12.0         20.0
                                                            ===========         ========        ========     ========

        Cash proceeds above                                     17.0              0.5            20.7         38.2
        Cash at bank and in hand disposed
          of                                                    (0.1)              -               -          (0.1)
        Other loans disposed of                                  -                 -              0.2          0.2
                                                            -----------         --------        --------     --------

        Net cash inflow in respect of
          disposals                                             16.9              0.5            20.9         38.3
                                                            ==========          ========        ========      =======


       The businesses sold were originally acquired by the group in the financial year ended 31 March 1992. Goodwill arising was charged to reserves in that year. In the accounts for the financial year ended 31 March 1994 it was reinstated and written off through the profit and loss account for that year as a part of the exceptional charge for fundamental restructuring.

       The above businesses contributed (pound)7.5m in the year to the group's net operating cash flows and utilised (pound)2.1m for capital expenditure.

                                               EAST MIDLANDS ELECTRICITY PLC

NOTES TO THE ACCOUNTS
Year ended 31 March 1996

26. RECONCILIATION OF OPERATING PROFIT (LOSS) TO NET CASH INFLOW (OUTFLOW) FROM OPERATING ACTIVITIES



                                                                1996                         1995         1994
                                                 --------------------------------------
                                                        Total      NGG         Excluding
                                                                 (Note 6)         NGG
                                                       (pound)m  (pound)m       (pound)m   (pound)m      (pound)m
        Operating profit (loss)                          86.4     (102.2)        188.6       207.9         182.8
        Depreciation charges                             44.8        -            44.8        47.5          42.6
        Profit on disposal of tangible fixed             (2.4)       -            (2.4)       (0.9)         (0.7)
          assets
        (Increase) decrease in stocks*                   (1.3)       -            (1.3)        0.7           9.7
        Decrease (increase) in debtors*                  54.5       34.4          20.1       (20.9)         62.6
        Decrease in creditors*                          (13.8)      (0.8)        (13.0)       (2.4)         61.8
        Increase in provisions*                          23.0        -            23.0         2.1           2.5
                                                     ---------- -----------     --------     -------     ---------
        Net cash inflow (outflow) from
          operating activities before
          exceptional costs                             191.2      (68.6)        259.8       234.0         361.3

        Net cash outflow relating to
          fundamental restructuring                      (5.5)         -          (5.5)      (26.5)         (7.5)
                                                     ---------- -----------     --------     -------     ---------

        Net cash inflow (outflow) from
          operating activities                          185.7      (68.6)        254.3       207.5         353.8
                                                     ========== ===========     ========     =======     =========

        *Excludes movement related to fundamental restructuring as follows:


        Profit on disposal of tangible fixed
          assets                                          -            -           -           0.3           -
        Stocks                                            -            -           -           1.5           -
        Debtors                                           -            -           -           3.4           -
        Creditors                                         -            -           -         (11.4)          -
        Provisions                                       (5.5)         -          (5.5)      (20.3)         (7.5)
                                                     ---------- -----------     --------     -------     ---------

                                                         (5.5)         -          (5.5)      (26.5)         (7.5)
                                                     ========== ===========     ========     =======     =========


       Changes in stocks, debtors, creditors and provisions also exclude movements relating to disposals as summarised in note 25.

                                               EAST MIDLANDS ELECTRICITY PLC

NOTES TO THE ACCOUNTS
Year ended 31 March 1996

27.     ANALYSIS OF CASH AND CASH EQUIVALENTS AS SHOWN IN THE BALANCE SHEET



                                                                              Increase (decrease) in year
                                                                          ---------------------------------------
                                                        1996         1995         1996         1995         1994
                                                     (pound)m      (pound)m     (pound)m     (pound)m     (pound)m
        Cash at bank and in hand                          8.2        6.7           1.5         2.4           0.8
        Money market investments and deposits
                                                        106.0       39.0          67.0      (157.9)         75.2
        Bank overdrafts                                 (76.9)      (5.7)        (71.2)       (1.2)          3.3
                                                      ---------- ---------      --------   --------     ---------
                                                         37.3       40.0          (2.7)     (156.7)         79.3
        Less:  deposits exceeding three months
          to maturity when acquired                     (17.8)     (16.0)         (1.8)      (16.0)          -
                                                      ---------- ---------      --------   --------     ---------

                                                         19.5       24.0          (4.5)     (172.7)         79.3
                                                      =========  =========      ========   ========     =========


28.     ANALYSIS OF CHANGES IN FINANCING DURING THE YEAR

                               Share capital and capital reserves        Loans (excluding cash equivalents)
                             ---------------------------------------   ---------------------------------------
                                     1996         1995         1994            1996        1995         1994
                                   (pound)m     (pound)m     (pound)m       (pound)m     (pound)m     (pound)m
        At 1 April                   113.0        111.5        109.2          218.2       198.7         258.8
        Proceeds from
          shares issued
          during the year             10.8          1.5          2.3            -           -             -
        Repayment  of
          government
          debenture                    -            -            -              -         (47.0)        (50.0)
        Issue of Eurobonds             -            -            -            100.0         -             -
        Net cash (outflow)
          inflow from bank
          and other loans              -            -            -            (46.2)       66.5         (10.1)
                                   -------      --------      -------        -------     --------     ---------
        At 31 March                  123.8        113.0        111.5          272.0       218.2         198.7
                                   ========     ========      ======         =======     ========      ========


                                               EAST MIDLANDS ELECTRICITY PLC

NOTES TO THE ACCOUNTS
Year ended 31 March 1996


29.    PENSION SCHEMES

       The majority of the employees of the company and its subsidiaries (the group) are members of the Electricity Supply Pension Scheme (ESPS), which provides retirement and death benefits to employees throughout the electricity supply industry. The group's section of the ESPS is closed to new entrants. The East Midlands Electricity Pension Plan (EMEPP) provides retirement and death benefits for employees of the group not in membership of the ESPS. Both the ESPS and the EMEPP are funded defined benefit schemes providing pensions and related benefits based on final pensionable pay. The assets of both schemes are held in trustee administered funds separate from the finances of the company.

       The last actuarial valuation of the group's sector of the ESPS was carried out by Bacon & Woodrow, consulting actuaries, as at 31 March 1995. The attained age method was used for this assessment and the principal actuarial assumptions adopted were that the investment return would on average exceed the rate of increase in members' earnings by 2% per annum and that present and future pension would increase at a rate of 5% per annum.

       The valuation showed that the actuarial value of the assets of the group's section of the scheme, as at 31 March 1995, represented 106.7% of the actuarial value of the accrued benefits. After allowing for benefit improvements granted following the valuation and the provision made from surplus to cover contingencies and anticipated short term early retirement costs, this reduced to 100%. The past service benefits include all benefits for pensioners and other former members as well as benefits based on service completed to date for active members, allowing for future salary rises.

       The total market value of the assets of the scheme, as at 31 March 1995, was (pound)12,482.8m of which (pound)568.3m relates to the member and beneficiaries of the group.

       The pension cost to the group for the year was (pound)10.8m (1995:
       (pound)12.6m and 1994:  (pound)13.8m).

       A small proportion of the pension cost (approximately 5%) relates to the EMEPP. This has been assessed on the basis of the latest actuarial assessment of the plan by its actuaries, William M Mercer Limited, as at 31 March 1995. The total market value of the assets of the plan at that date was (pound)6.2m.

       As well as the approved funded schemes, the company provides benefits on an unfunded unapproved basis to certain senior employees whose approved pension benefits are limited by the operation of the Earnings Cap imposed by the Finance Act 1989. The cost of these benefits has been assessed by William M Mercer Limited at (pound)0.2m (1995: (pound)0.3m). The accumulated cost as at 31 March 1996 was (pound)0.7m.

                                               EAST MIDLANDS ELECTRICITY PLC

NOTES TO THE ACCOUNTS
Year ended 31 March 1996


30.     COMMITMENTS

                                                                        1996          1995
                                                                       (pound)m      (pound)m
        Fixed asset expenditure commitments
        In respect of contracts placed                                   34.0         16.3
                                                                       =======    ===========
        Operating lease commitments
        Annual commitments under operating leases expire as follows:
        Land and buildings
          Within one year                                                 -            0.1
          In the second to fifth years inclusive                          -            0.4
          After five years                                                0.6          0.8
                                                                       -------    -----------
                                                                          0.6          1.3
                                                                       =======    ===========

        Other
          Within one year                                                 0.4          1.2
          In the second to fifth year                                     2.0          4.0
                                                                       -------    -----------
                                                                          2.4          5.2
                                                                       =======    ===========

31. SUMMARY OF DIFFERENCES BETWEEN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN THE UNITED KINGDOM AND THE UNITED STATES OF AMERICA

       The financial statements are prepared in accordance with generally accepted accounting principles in the United Kingdom ("UK GAAP"), which differ in certain material respects from those generally accepted accounting principles in the United States of America ("US GAAP"). The differences that are material to East Midlands Electricity relate to the following items and the necessary adjustments are shown in the tables that follow:

       Accounting for the National Grid transactions

       In October 1995, the shareholders of the National Grid Group, consisting of the 12 regional electricity companies ("RECs") and Her Majesty's Government (owning one special share) agreed to seek a listing for the NGG shares on the London Stock Exchange. As part of the agreement among the shareholders of NGG, each REC agreed to provide a one-off discount to each of their respective domestic customers (see note 6) and, in order to compensate the RECs for the cost of the discount and other costs associated with the listing, NGG paid a special dividend shortly before the listing.

       Under UK GAAP, the discount was reported as a deduction of turnover and the special dividend was included in dividends from fixed asset investments. Under US GAAP, the discount and dividend would have been recorded on a net basis in the income statement.

       Discontinued Operations

       Under UK GAAP, turnover and operating profit must be analysed between continuing operations, acquisitions and discontinued operations on the face of the profit and loss account, with the remaining statutory headings to operating profit shown in the notes. Under US GAAP, financial statement for all periods presented are restated such that operating activity related to discontinued operations is shown as a single amount below income from operations.

                                               EAST MIDLANDS ELECTRICITY PLC

NOTES TO THE ACCOUNTS
Year ended 31 March 1996


31. SUMMARY OF DIFFERENCES BETWEEN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN THE UNITED KINGDOM AND THE UNITED STATES OF AMERICA (continued)

       Deferred Taxation

       Under UK GAAP, deferred taxation is provided at the rates at which the taxation is expected to become payable. No provision is made for amounts which are not expected to become payable in the foreseeable future. Under US GAAP, deferred taxation is provided on all temporary differences under the asset and liability method at rates at which the taxation would be payable in the relevant future years.

       Dividends from fixed asset investments

       Under UK GAAP, dividends from the National Grid Group and other fixed asset investments have been recorded in the profit for the year to which they pertain. Under US GAAP, dividends are recorded in the financial statements of the year in which they are declared.

       Dividends payable

       Under UK GAAP, dividends are recorded in the financial statements for the year to which they pertain. Under US GAAP, dividends are recorded in the financial statements in the period in which they are declared.

       Marketable equity securities

       Under UK GAAP, investments in equity securities held as fixed asset investments are carried at cost. Fixed asset investments may be revalued if, in the directors' opinion, such a revaluation is necessary to give a true and fair view of its financial condition. Such revaluations increase or decrease the reported value of the investment and are reported as a separate component of equity shareholders' funds. Under US GAAP, investments in equity securities would have been classified as available-for-sale securities and valued at market price with unrealised gains or losses excluded from earnings and reported as a separate component of shareholders' equity. If the fair value of an investment is not readily determinable, the investment is reported at its original cost.

       Stock-based compensation expense

       Under UK GAAP, on the granting of share options, no amounts are normally attributed to employee remuneration. Under US GAAP, upon the granting of share options to employees, the employer recognises as employee compensation the difference between the market value of the shares on the date of grant and the amount the employees are required to pay.

       Pension Costs

       Under both UK GAAP and US GAAP, pension costs are provided so as to provide for future pension liabilities. However, there are differences in the prescribed methods of valuation which give rise to GAAP adjustments to the pension cost and the pension prepayment.

       Investments in own shares

       Under UK GAAP, the cost of shares in the company purchased by the ESOP Trustee is included in current asset investments. Under US GAAP, this amount is reported as a deduction to shareholders' equity.

                                               EAST MIDLANDS ELECTRICITY PLC

NOTES TO THE ACCOUNTS
Year ended 31 March 1996


31. SUMMARY OF DIFFERENCES BETWEEN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN THE UNITED KINGDOM AND THE UNITED STATES OF AMERICA (continued)

       Statement of Cash Flows

       The group's statement of cash flows is prepared in accordance with UK Financial Reporting Standard 1 (FRS 1), the objectives and principles of which are similar to those set out in US GAAP under Statement of Financial Accounting Standard No. 95, "Statement of Cash Flows" (SFAS
       95). The significant differences between FRS 1 and SFAS 95 relate to classification. Under FRS1, a reconciliation of profit from operations to flows from operating activities is presented in a note, and cash paid for interest and income taxes are presented separately from cash flows from operating activities. Under SFAS 95, cash flows from operating activities are based on net profit, include interest and income taxes, and are presented on the face of the statement. UK GAAP requires cash and cash equivalents to be presented net of overdrafts, SFAS 95 treats overdrafts within financing activities.

       The approximate effect of the differences between UK GAAP and US GAAP on profit for the financial year, equity shareholders' funds and total assets are as follows:


                                                                                1996         1995          1994
                                                                               (pound)m    (pound)m      (pound)m

        Profit for the financial year under UK GAAP                              237.7       164.7         27.7
        Items increasing (decreasing) profit:
          Discontinued operations                                                (22.2)        6.0        108.3
          Deferred taxation                                                      (11.8)      (21.1)        (8.3)
          Dividends from fixed asset investments                                  11.3        (0.5)        (1.3)
          Stock-based compensation                                                (0.6)       (0.6)        (0.6)
          Pension costs                                                            6.2         2.5          0.8
                                                                                -------     --------    ---------

        Income from continuing operations under US GAAP                          220.6       151.0        126.6
        Income (loss) from discontinued operations under US
          GAAP                                                                    22.2        (6.0)      (108.3)

                                                                                -------     --------    ---------
        Net income under US GAAP                                                 242.8       145.0         18.3
                                                                                =======     ========    =========

                                                                            44

                                               EAST MIDLANDS ELECTRICITY PLC

NOTES TO THE ACCOUNTS
Year ended 31 March 1996

31. SUMMARY OF DIFFERENCES BETWEEN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN THE UNITED KINGDOM AND THE UNITED STATES OF AMERICA (continued)




                                                                         1996         1995
                                                                       (pound)m     (pound)m
        Equity shareholders' funds under UK GAAP                         391.4        572.5
        Items increasing (decreasing) shareholders' equity:
          Deferred taxation                                             (150.2)      (138.4)
          Dividends from fixed asset investments                           -          (11.3)
          Dividends payable                                               44.4         39.4
          Pension costs                                                    6.9          0.7
          Investment in own shares                                        (2.0)         -
                                                                      ---------    ----------
        Stockholders' equity under US GAAP                               290.5        462.9
                                                                      =========    =========


                                                                         1996         1995
                                                                       (pound)m     (pound)m
        Total assets under UK GAAP                                     1,055.2      1,094.5
        Items increasing (decreasing) shareholders' equity:
          Deferred taxation                                               (4.0)       (10.0)
          Dividends from fixed asset investments                           -          (11.3)
          Pension costs                                                    6.9          0.7
          Investment in own shares                                        (2.0)         -
          Other                                                          (16.8)        (7.6)
                                                                       -------     ---------
        Total assets under US GAAP                                     1,039.3      1,066.3
                                                                       =======     =========



                                                                        45